EXHIBIT 10.17
                                                                  -------------

                                                                  EXECUTION COPY



                               4,100,000 Shares

                             SILGAN HOLDINGS INC.

                                 Common Stock

                               ($.01 Par Value)


                         EQUITY UNDERWRITING AGREEMENT
                         -----------------------------

                                                                November 6, 2001



Deutsche Banc Alex. Brown Inc.
Morgan Stanley & Co. Incorporated
As Representatives of the
   Several Underwriters

c/o   Deutsche Banc Alex. Brown Inc.
      One South Street
      Baltimore, Maryland  21202

and

c/o   Morgan Stanley & Co. Incorporated
      1585 Broadway
      New York, New York 10036



Ladies and Gentlemen:

     The Morgan Stanley Leveraged Equity Fund II, L.P., a Delaware limited partnership (the "Selling Shareholder") proposes to sell to the several underwriters named in Schedule I hereto (the "Underwriters") for whom you are acting as representatives (the "Representatives") an aggregate of 4,100,000 shares of Common Stock, $0.01 par value (the "Firm Shares"), of Silgan Holdings Inc., a Delaware corporation (the "Company"). The respective amounts of the Firm Shares to be so purchased by the several Underwriters are set forth opposite their names in Schedule I hereto. The Selling Shareholder also proposes to sell at the Underwriters' option an aggregate of up to 492,000 additional shares of the Company's Common Stock (the "Option Shares") as set forth below.

     As the  Representatives,  you have  advised  the  Company  and the  Selling
Shareholder (a) that you are authorized to enter into this Agreement on behalf of the several Underwriters, and (b) that the several Underwriters are willing, acting severally and not jointly, to purchase the numbers of Firm Shares set forth opposite their respective names in Schedule I, plus their pro rata portion of the Option Shares if you elect to exercise the over-allotment option in whole or in part for the accounts of the several Underwriters. The Firm Shares and the Option Shares (to the extent the aforementioned option is exercised) are herein collectively called the "Shares."

     In consideration of the mutual agreements contained herein and of the interests of the parties in the transactions contemplated hereby, the parties hereto agree as follows:

     1.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE SELLING
         -------------------------------------------------------------
SHAREHOLDER.
-----------

         (a) The Company represents and warrants to each of the Underwriters as follows:

         (i) A registration statement on Form S-3 (File No. 333-65396) with respect to the Shares has been prepared by the Company and has been filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (the "Rules and Regulations") of the Commission thereunder and is effective. The Company and the transactions contemplated by this Agreement meet the requirements and comply with the conditions for the use of Form S-3. Copies of such registration statement, including any amendments thereto, the preliminary prospectuses (meeting the requirements of the Rules and Regulations in all material respects) contained therein and the exhibits, financial statements and schedules, as finally amended and revised, have heretofore been delivered by the Company to you. Such registration statement, together with any registration statement increasing the size of the offering filed by the Company pursuant to Rule 462
(b) of the Act, is herein referred to as the "Registration Statement," which shall be deemed to include all information omitted therefrom in reliance upon Rule 430A and contained in the Prospectus referred to below, has become effective under the Act and no post-effective amendment to the Registration Statement has been filed as of the date of this Agreement. "Prospectus" means the form of prospectus first filed with the Commission pursuant to Rule 424(b). Each preliminary prospectus included in the Registration Statement prior to the time it becomes effective is herein referred to as a "Preliminary Prospectus." Any reference herein to the Registration Statement, any Preliminary Prospectus or to the Prospectus or to any amendment or supplement to any of the foregoing documents shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act as of the date of such Registration Statement, Preliminary Prospectus or Prospectus, as the case may be, and, in the case of any reference herein to any Prospectus, also shall be deemed to include any documents incorporated by reference therein, and any supplements or amendments thereto, filed with the Commission after the date of filing of the Prospectus under Rules 424(b) or 430A, and prior to the termination of the offering of the Shares by the Underwriters.

         (ii) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement.


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




Each of the subsidiaries of the Company as listed in Exhibit A hereto (collectively, the "Subsidiaries") has been duly organized and is validly existing as a corporation or limited liability company in good standing under the laws of the jurisdiction of its organization, with corporate or limited liability company power and authority to own or lease its properties and conduct its business as described in the Registration Statement. The Subsidiaries are the only subsidiaries, direct or indirect, of the Company that are "significant subsidiaries" as defined in Rule 1-02(w) of Regulation S-X. The Company and each of the Subsidiaries are duly qualified to transact business and are in good standing in all jurisdictions in which the conduct of their business or ownership or leasing of property requires such qualification except as could not be reasonably be expected to have a material adverse effect on the Company and its Subsidiaries taken as a whole. The outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the Company or another Subsidiary free and clear of all liens, encumbrances and equities and claims, other than the pledges of such capital stock existing on the date hereof made in connection with the (a) the Credit Agreement, dated as of July 29, 1997, as amended, among the Company, Silgan Containers Corporation, Silgan Plastics Corporation, certain other subsidiaries of any of them, various banks, Bankers Trust Company, as Administrative Agent and as a Co-Arranger, Bank of America National Trust & Savings Association, as Syndication Agent and as a Co-Arranger, Goldman Sachs Credit Partners L.P., as Co-Documentation Agent and as a Co-Arranger, and Morgan Stanley Senior Funding, Inc., as Co-Documentation Agent and as Co-Arranger (the "Credit Agreement"); (b) the Credit Agreement dated as of December 19, 1997 by and among Silgan Plastics Canada Inc., as Borrower, the financial institutions listed on the signature pages thereto, as lenders, BT Bank of Canada as Administrative Agent and BT Bank of Canada, Bank of America Canada and Canadian Imperial Bank of Commerce as Co-Arrangers (the "Canadian Credit Agreement"); and
(c) the Pledge and Rights Agreement dated as June 1, 1998, by and among Campbell Soup Company, Silgan Containers Corporation, Silgan Corporation and Silgan Can Company (the "Campbell Pledge Agreement"). Other than as described in the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in the Subsidiaries are outstanding.

         (iii) The outstanding shares of Common Stock of the Company, including all shares to be sold by the Selling Shareholder, have been duly authorized and validly issued and are fully paid and non-assessable; and no preemptive rights of stockholders exist with respect to any of the Shares or the issue and sale thereof. Neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any shares of Common Stock.

         (iv) The Company has an authorized capitalization as set forth under the caption "Capitalization" in the Prospectus. All of the Shares conform in all material respects to the description thereof contained in the Registration Statement.

         (v) The Commission has not issued an order preventing or suspending the use of any Prospectus relating to the proposed offering of the Shares. The Registration Statement contains all documents required to be filed thereto as exhibits by, and the Registration Statement conforms in all material respects to, and the Prospectus and any amendments or supplements thereto will conform in all material respects to, the requirements of the Act and the Rules and Regulations. The documents incorporated, or to be incorporated, by reference in the Prospectus, at the time filed with the Commission complied or will comply, in all material respects to the requirements of the Securities Exchange Act of 1934 ("Exchange Act") or the Act, as applicable, and the rules and regulations of the Commission thereunder. The Registration Statement and any amendment thereto as of the applicable effective date do not contain, and will not contain, any untrue statement of a material fact and do not omit, and will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. Each Preliminary Prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Act, complied when so filed in all material respects with the Act and the Rules and Regulations as of the applicable effective date. The Prospectus and any amendments and supplements thereto do not contain, and will not contain, any untrue statement of material fact; and do not omit, and will not omit, to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, all of the representations and warranties set forth in this
Section 1(a)(v) do not apply to statements or omissions in any Preliminary Prospectus, Prospectus, Registration Statement, or any amendments, or supplements thereto, based upon information relating to any Selling Shareholder or Underwriters furnished to the Company in writing by the Underwriters through you or by the Selling Shareholder expressly for use therein.

         (vi) The consolidated financial statements of the Company and the Subsidiaries, together with related notes, as set forth or incorporated by reference in the Registration Statement (other than the condensed consolidated financial statements of the Company and the Subsidiaries incorporated by reference in the Registration Statement from the Current Report on Form 8-K of the Company filed with the Commission on October 24, 2001 (the "October 24, 2001 8-K")) present fairly in all material respects the consolidated financial position and the results of operations and cash flows of the Company and the Subsidiaries, at the indicated dates and for the indicated periods, in conformity with accounting principles generally accepted in the United States. Such financial statements have been prepared in accordance with accounting principles generally accepted in the United States, consistently applied throughout the periods involved, except as disclosed therein, and all adjustments necessary for a fair presentation in all material respects of results for such periods have been made. The condensed consolidated financial statements of the Company and the Subsidiaries incorporated by reference in the Registration Statement from the October 24, 2001 8-K present fairly in all material respects the information presented therein and were compiled on a basis consistent with the book and records of the Company. The summary financial data included or incorporated by reference in the Registration Statement has been compiled on a basis consistent with the financial statements presented therein, except as otherwise indicated, and the books and records of the Company. The statistical data included or incorporated by reference in the Registration Statement has been compiled on a basis consistent with the books and records of the Company.

         (vii) Ernst & Young LLP, who have certified certain of the financial statements filed with the Commission as part of, or incorporated by reference in, the Registration Statement, are independent public accountants as required by the Act and the Rules and Regulations.

         (viii) Other than as described in the Prospectus, there is no action, suit, claim or proceeding pending or, to the knowledge of the Company, threatened against the Company or any of the Subsidiaries or any of their properties before any court or administrative agency or otherwise which if determined adversely to the Company or any of its Subsidiaries might result in any material adverse change in the earnings, business, properties, assets, operations, condition (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole or prevent the consummation of the transactions contemplated hereby, except as set forth in the Registration Statement.

         (ix) Other than as described in the Prospectus, the Company and the Subsidiaries have good and marketable title to all of the properties and assets reflected in the consolidated financial statements hereinabove described or described in the Registration Statement, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except (1) those reflected in such financial statements or described in the Registration Statement, (2) those given in connection with (a) the Credit Agreement; (b) the Canadian Credit Agreement; or
(c) the Campbell Pledge Agreement or (3) those which do not interfere in any material respect with the use made and proposed to be made of such property by the Company and its Subsidiaries. The Company and the Subsidiaries occupy their leased properties under valid and binding leases with such exceptions as are not material.

         (x) The Company and the Subsidiaries have filed all material Federal, State, local and foreign tax returns which have been required to be filed and have paid all taxes indicated by such returns.

         (xi) Since the respective dates as of which information is given in the Registration Statement, as it may be amended or supplemented, there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the earnings, business, properties, assets, operations, condition (financial or otherwise), or prospects of the Company and its Subsidiaries taken as a whole, whether or not occurring in the ordinary course of business. The Company and the Subsidiaries have no material contingent obligations which are not disclosed in the Company's financial statements which are included in the Registration Statement.

         (xii) Neither the Company nor any of the Subsidiaries is or with the giving of notice or lapse of time or both, will be, in violation of or in default under (i) its Certificate of Incorporation or By-Laws (ii) any agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it, or any of its properties, is bound and, solely with respect to this clause (ii), which violation or default could reasonably be expected to have a material adverse effect on the earnings, business, properties, assets, operations, condition (financial or otherwise) or prospects of the Company and the Subsidiaries taken as a whole. The execution and delivery of this Agreement and the consummation of the transactions herein contemplated and the fulfillment of the terms hereof will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or any of their respective properties is bound, or of the Certificate of Incorporation or By-Laws of the Company or any law, order, rule or regulation, judgment, order, writ or decree applicable to the Company or any

Subsidiary of any court or of any government, regulatory body or administrative agency or other governmental body having jurisdiction over the Company or any Subsidiary.

         (xiii) The execution and delivery of, and the performance by the Company of its obligations under, this Agreement has been duly and validly authorized by all necessary corporate action on the part of the Company, and this Agreement has been duly executed and delivered by the Company.

         (xiv) The execution and delivery by the Company of this Agreement, and the consummation by the Company of the transactions herein contemplated will not require any consent, approval, authorization, or other order of any court, regulatory body, administrative agency or other governmental body (except as may be required under the Act, the securities laws or Blue Sky laws of the various states in connection with the offer and sale of the Shares or by the National Association of Securities Dealers, Inc. (the "NASD") or as have been obtained).

         (xv) The Company and each of the Subsidiaries hold all material licenses, certificates and permits from governmental authorities which are necessary to the conduct of their businesses, except where the failure to hold any such license, certificate or permit would not have a material adverse effect on the business of the Company and its Subsidiaries taken as a whole; the Company and the Subsidiaries each own or possess the right to use or has duly licensed from third parties all patents, patent rights, trademarks, trade names, service marks, service names, copyrights, license rights, know-how (including trade secrets and other unpatented and unpatentable proprietary or confidential information, systems or procedures) and other intellectual property rights ("Intellectual Property") necessary to carry on their business in all material respects.

         (xvi) Neither the Company, nor to the Company's knowledge, any of its affiliates, has taken or may take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of the Shares (assuming that MSLEF and its affiliates are not considered "affiliates" of the Company for purposes of this Section 1(a)(xvi)). The Company acknowledges that the Underwriters may engage in passive market making transactions in the Shares on the Nasdaq National Market in accordance with Regulation M under the Exchange Act.

         (xvii) Neither the Company nor any Subsidiary is or, after giving effect to the offering and sale of the Shares contemplated hereunder, will be an "investment company" within the meaning of such term under the Investment Company Act of 1940, (as amended, the "1940 Act") and the rules and regulations of the Commission thereunder assuming MSLEF is not an "investment company" and is not "controlled" by an "investment company".

         (xviii) The Company and each of its Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that
(i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. generally accepted accounting principles; and (iii) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         (xix) The Company and each of its Subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is customary for companies engaged in similar businesses.

         (xx) Except as disclosed in the Registration Statement, the Company and its subsidiaries (1) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (2) have received all permits, licenses or other approvals required of them under applicable
Environmental Laws to conduct their respective businesses and (3) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals could not, singly or in the aggregate, be reasonably expected to have a material adverse effect on the Company and its Subsidiaries, taken as a whole.

         (xxi) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which could, singly or in the aggregate, reasonably be expected to have a material adverse effect on the Company and its Subsidiaries taken as a whole.

         (b) The Selling Shareholder represents and warrants as follows:

         (i) In addition to any other representations and warranties made by operation of law, upon payment for the Securities to be sold by the Selling Shareholder at the Closing Date and the Option Closing Date, as the case may be (as such dates are hereinafter defined), to each of the several Underwriters as provided in this Agreement and the crediting of such Securities on the records of the Depository Trust Company to the securities account or accounts of such Underwriter maintained with The Depository Trust Company or such other securities intermediary, (a) The Depository Trust Company shall be a protected purchaser of the Shares (within the meaning of Section 8-303 of the New York Uniform Commercial Code ("NYUCC")) and (b) assuming that each Underwriter is a purchaser in good faith and acquires its interest in the Securities it has purchased from the Selling Shareholder without notice of any adverse claim (within the meaning of Section 8-105 of the NYUCC), such Underwriter will have acquired a valid security entitlement to such Securities, free and clear of all liens, encumbrances, equities or adverse claims.

         (ii) The Selling Shareholder has full right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement and the consummation by the Selling Shareholder of the transactions herein contemplated and the fulfillment by the Selling Shareholder of the terms hereof will not require any consent, approval, authorization, or other order of any court, regulatory body, administrative agency or other governmental body (except as may be required under the Act or the securities laws or Blue Sky laws of the various states in connection with the offer and sale of the Shares or as have been obtained) and will not result in a breach of any of the terms and provisions of, or constitute a default under, organizational documents of the Selling Shareholder or any indenture, mortgage, deed of trust or other agreement or instrument to which the Selling Shareholder is a party, or of any judgment, order, rule or regulation applicable to the Selling Shareholder of any court or of any regulatory body or administrative agency or other governmental body having jurisdiction over the Selling Shareholder.

         (iii) The Selling Shareholder has not taken and will not take, directly or indirectly (other than any action taken by Morgan Stanley & Co. Incorporated in connection with the performance of its obligations as an Underwriter hereunder), any action designed to, or which has constituted, or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of the Common Stock of the Company and, other than as permitted by the Act, the Selling Shareholder will not distribute any prospectus or other offering material in connection with the offering of the Shares.

         (iv) (1) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading,
(2) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (3) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in Sections 1(b)(iv)(1) and 1(b)(iv)(3) only apply to statements or omissions in the Registration Statement or the Prospectus and the representations and warranties set forth in
Section 1(b)(iv)(2) only apply to compliance with the Securities Act and the applicable rules and regulations thereunder, in each case based upon information relating to the Selling Shareholder furnished to the Company in writing by the Selling Shareholder expressly for use therein.

     2.  PURCHASE, SALE AND DELIVERY OF THE SHARES.
         -----------------------------------------

         (a) On the basis of the representations, warranties and covenants herein contained, and subject to the conditions herein set forth, the Selling Shareholder agrees to sell to the Underwriters and each Underwriter agrees, severally and not jointly, to purchase, at a price of $18.00 per share, the number of Firm Shares set forth opposite the name of each Underwriter in
Schedule I hereof, subject to adjustments in accordance with Section 9 hereof. The obligations of the Company and of the Selling Shareholder shall be several and not joint.

         (b) The certificates evidencing the Firm Shares and Option Shares shall be delivered to the Transfer Agent no later than two days prior to the Closing Date or Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the shares to the Underwriters and duly paid by the Selling Shareholder against payment of the purchase price therefor. The Selling Shareholder specifically agrees that the Firm Shares and any Option Shares represented by the certificates are subject to the interests of the Underwriters hereunder, that the arrangements made by the Selling Shareholder for delivery to the Transfer Agent of such Certificates are to that extent irrevocable, and that the obligations of the Selling Shareholder hereunder shall not be terminable by any act or deed of the Selling Shareholder (or by any other person, firm or corporation including the Company, the Transfer Agent or the Underwriters) or by operation of law (including the dissolution of the Selling Shareholder) or by the occurrence of any other event or events. If any such event should occur prior to the delivery to the Underwriters of the Firm Shares or the Option Shares hereunder, certificates for the Firm Shares or the Options Shares, as the case may be, shall be delivered by the Transfer Agent in accordance with the terms and conditions of this Agreement as if such event has not occurred.

         (c) Payment for the Firm Shares to be sold hereunder is to be made in Federal (same day) funds to the account designated by the Selling Shareholder, against delivery of certificates therefor to the Representatives for the several accounts of the Underwriters through the facilities of The Depository Trust Company, New York, New York. Such payment and delivery are to be made through the facilities of The Depository Trust Company at 10:00 a.m., New York time, on the third business day after the date of this Agreement or at such other time and date not later than five business days thereafter as you and the Company shall agree upon, such time and date being herein referred to as the "Closing Date." (As used herein, "business day" means a day on which the New York Stock Exchange is open for trading and on which banks in New York are open for business and not permitted by law or executive order to be closed.)

         (d) In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Selling Shareholder hereby grants an option to the several Underwriters to purchase the Option Shares at the price per share as set forth in the first paragraph of this Section 2. The maximum number of Option Shares to be sold by the Selling Shareholder is 492,000. The option granted hereby may be exercised in whole or in part by giving written notice (i) at any time before the Closing Date and (ii) only once thereafter within 30 days after the date of this Agreement, by you, as Representatives of the several Underwriters, to the Selling Shareholder setting forth the number of Option Shares as to which the several Underwriters are exercising the option and the time and date at which such certificates are to be delivered. The time and date at which certificates for Option Shares are to be delivered shall be determined by the Representatives but shall not be earlier than three nor later than 10 full business days after the exercise of such option, nor in any event prior to the Closing Date (such time and date being herein referred to as the "Option Closing Date"). If the date of exercise of the option is three or more days before the Closing Date, the notice of exercise shall set the Closing Date as the Option Closing Date. The number of Option Shares to be purchased by each Underwriter shall be in the same proportion to the total number of Option Shares being purchased as the number of Firm Shares being purchased by such Underwriter bears to the total number of Firm Shares, adjusted by you in such manner as to avoid fractional shares. The option with respect to the Option Shares granted hereunder may be exercised only to cover over-allotments in the sale of the Firm Shares by the Underwriters. You, as Representatives of the several Underwriters, may cancel such option at any time prior to its expiration by giving written notice of such cancellation to the Company and the Selling Shareholder. To the extent, if any, that the option is exercised, payment for the Option Shares shall be made on the Option Closing Date in Federal (same day) funds to the account designated by the Selling Shareholder against delivery of certificates therefor to the Representatives for the several accounts of the Underwriters through the facilities of The Depository Trust Company, New York, New York.

     3.  OFFERING BY THE UNDERWRITERS.
         ----------------------------

         It  is  understood  that  the  several  Underwriters  are   to  make  a
public offering of the Firm Shares as soon as the Representatives deem it advisable to do so. The Firm Shares are to be initially offered to the public at the initial public offering price set forth in the Prospectus. The Representatives may from time to time thereafter change the public offering price and other selling terms. To the extent, if at all, that any Option Shares are purchased pursuant to Section 2 hereof, the Underwriters will offer them to the public on the foregoing terms.

         It is further understood that you will act as the Representatives for the Underwriters in the offering and sale of the Shares in accordance with a Master Agreement Among Underwriters entered into by you and the several other Underwriters.

     4.  COVENANTS OF THE COMPANY AND THE SELLING SHAREHOLDER.
         ----------------------------------------------------

         (a) The Company covenants and agrees with the several Underwriters that:

         (i) If, at the time this agreement is executed, it is necessary for the Registration Statement or any post-effective amendment to the Registration Statement to become effective, the Company will use its best efforts to cause the Registration Statement or such post-effective amendment to become effective and the Company (A) will use its best efforts, if the procedure in Rule 430A of the Rules and Regulations is followed, to prepare and timely file with the Commission under Rule 424(b) of the Rules and Regulations a Prospectus in a form approved by the Representatives containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rule 430A of the Rules and Regulations, and (B) will not file any amendment to the Registration Statement or supplement to the Prospectus and, if required in connection with or necessitated by such amendment or supplement, will not file any document incorporated by reference therein of which the Representatives shall not previously have been advised and furnished with a copy or to which the Representatives shall have reasonably objected in writing or which is not in compliance in all material respects with the Rules and Regulations.

         (ii) The Company will advise the Representatives promptly (A) when the the Registration Statement or any post-effective amendment thereto shall have become effective, (B) of receipt of any comments from the Commission, (C) of any request of the Commission for amendment of the Registration Statement or for supplement to the Prospectus or for any additional information, and (D) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus or of the institution of any proceedings for that purpose. The Company will use its best efforts to obtain as soon as possible the lifting of any such stop order, if issued.

         (iii) The Company will take such action as the Representatives may reasonably request to qualify the Shares for sale under the securities laws of such jurisdictions as the Representatives may reasonably have designated in writing and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose, provided the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent. The Company will, from time to time, prepare and file such statements, reports, and other documents, as are or may be required to continue such qualifications in effect for so long a period as the Representatives may reasonably request in order to complete the distribution of the Shares.

         (iv) The Company will deliver to, or upon the order of, the Representatives, from time to time, as many copies of any Preliminary Prospectus as the Representatives may reasonably request. The Company will deliver to, or upon the order of, the Representatives during the period when delivery of a Prospectus is required under the Act, as many copies of the Prospectus in final form, or as thereafter amended or supplemented, as the Representatives may reasonably request. The Company will deliver to the Representatives at or before the Closing Date, two signed copies of the Registration Statement and all amendments thereto including all exhibits filed therewith, and will deliver to the Representatives such number of copies of the Registration Statement (including such number of copies of the exhibits filed therewith that may reasonably be requested), including documents incorporated by reference therein, and of all amendments thereto, as the Representatives may reasonably request.

         (v) The Company will comply with the Act and the Rules and Regulations, and the Exchange Act and the rules and regulations of the Commission thereunder, so as to permit the completion of the distribution of the Shares as contemplated in this Agreement and the Prospectus. If during the period in which a prospectus is required by law to be delivered by an Underwriter or dealer, any event shall occur as a result of which, in the judgment of the Company or in the opinion of the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus to comply with applicable law, the Company promptly will either (i) prepare and file with the Commission an appropriate amendment to the Registration Statement or supplement to the Prospectus or (ii) prepare and file with the Commission an appropriate filing under the Exchange Act which shall be incorporated by reference in the Prospectus so that the Prospectus as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus, as amended and supplemented, will comply with applicable law.

         (vi) The Company will make generally available to its security holders, as soon as it is practicable to do so, but in any event not later than 15 months after the effective date of the Registration Statement, an earning statement (which need not be audited) in reasonable detail, covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement, which earnings statement shall satisfy the requirements of Section 11(a) of the Act and Rule 158 of the Rules and Regulations and will advise you in writing when such statement has been so made available.

         (vii) The Company has furnished to you, on or prior to the date of this agreement, a letter or letters, substantially in the form previously agreed upon (the "Company Lockup Agreement"), pursuant to which the Company shall agree, subject to limited exceptions, not to (1) directly or indirectly offer, pledge, sell, contract to sell, (including any short sale), sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any other security convertible into or exerciseable or exchangeable for Common Stock, or (2) enter into any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Common Stock, or register for the offer or sale of any of the foregoing, for a period of 90 days after the date of this Agreement, directly or indirectly, otherwise than hereunder or with the prior written consent of Deutsche Banc Alex. Brown and Morgan Stanley & Co. Incorporated.

         (viii) The Company has caused Messrs. R. Philip Silver and D. Greg Horrigan to furnish to you, on or prior to the date of this agreement, a letter or letters, substantially in the form previously agreed upon (the "Principal Lockup Agreements" and, together with the Company Lockup Agreement, the "Primary Lockup Agreements"), pursuant to which each such person shall agree, subject to limited exceptions, not to (1) directly or indirectly offer, pledge, sell, contract to sell, (including any short sale), sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock (including, without limitation, shares of Common Stock of the Company which may be deemed to be beneficially owned by such person on the date hereof in accordance with the rules and regulations of the Securities and Exchange Commission and shares of Common Stock which may be issued upon exercise of a stock option or warrant) or any other security convertible into or exerciseable or exchangeable for Common Stock, or (2) enter into any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Common Stock, or include any of the foregoing in a registration statement filed for the registration for the offer or sale of any of the foregoing, for a period of 90 days after the date of this Agreement, directly or indirectly, except with the prior written consent of Deutsche Banc Alex. Brown and Morgan Stanley & Co. Incorporated.

         (ix) The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Common Stock.

         (x) The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

         (b) The Selling Shareholder covenants and agrees with the several Underwriters that:

         (i) The Selling Shareholder will furnish to you, on or prior to the date of this Agreement, a letter or letters, substantially in the form previously agreed upon (the "Selling Shareholder Lockup Agreement"), pursuant to which the Selling Shareholder shall agree, subject to limited exceptions, not to
(1) directly or indirectly offer, pledge, sell, contract to sell, (including any short sale), sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock (including, without limitation, shares of Common Stock which may be issued upon exercise of a stock option or warrant) or any other security convertible into or exerciseable or exchangeable for Common Stock, or (2) enter into any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Common Stock, or include any of the foregoing in a registration statement filed for the registration for the offer or sale of any of the foregoing, for a period of 90 days after the date of this Agreement, directly or indirectly, except with the prior written consent of Deutsche Banc Alex. Brown and Morgan Stanley & Co. Incorporated.

         (ii) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 and the Interest and Dividend Tax Compliance Act of 1983 with respect to the transactions herein contemplated, the Selling Shareholder agrees to deliver to you prior to or at the Closing Date a properly completed and executed United States Treasury Department Form W-8 or W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

         (iii) The Selling Shareholder will not take, directly or indirectly (other than any action taken by Morgan Stanley & Co. Incorporated in connection with the performance of its obligations as an Underwriter hereunder), any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

     5.   COSTS AND EXPENSES.
          ------------------

          Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company will pay all costs, expenses and fees incident to the performance of the obligations of the Company and the Selling Shareholder under this Agreement, including, without limiting the generality of the foregoing, the following: (i) accounting fees of the Company; (ii) the fees and disbursements of counsel for the Company and one counsel for the Selling Shareholder in connection with the preparation and filing of the Registration Statement, any Preliminary Prospectus, the Prospectus and amendments and supplements to any of the foregoing; (iii) the cost of printing and delivering to, or as requested by, the Underwriters copies of the Registration Statement, Preliminary Prospectuses, the Prospectus, this Agreement, the Blue Sky Survey or Legal Investment memorandum and any supplements or amendments thereto; (iv) the filing fees of the Commission; (v) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters; (vi) the cost of printing or producing any Blue Sky or Legal Investment memorandum in connection with the offer and sale of the Shares under state securities laws and all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as provided in Section 4(iii) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum; (vii) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Shares by the National Association of Securities Dealers, Inc.; (viii) the cost of printing certificates representing the Shares; (ix) the costs and charges of any transfer agent, registrar or depositary; (x) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior written approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and (xi) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. Any transfer taxes imposed on the sale of the Shares to the several Underwriters will be paid by the Selling Shareholder. The Company shall not, however, be required to pay for any of the Underwriters expenses (other than those related to qualification under NASD regulation and State securities or Blue Sky laws as stated above) except that, if this Agreement shall not be consummated because the conditions in Section 6 hereof are not satisfied, or because this Agreement is terminated by the Representatives pursuant to Section 11 hereof, or by reason of any failure, refusal or inability on the part of the Company or any Selling Shareholder to perform any undertaking or satisfy any condition of this Agreement or to comply with any of the terms hereof on their part to be performed, unless such failure, refusal or inability is due primarily to the default or omission of any Underwriter, the Company shall reimburse the several Underwriters for reasonable out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred in connection with investigating, marketing and proposing to market the Shares or in contemplation of performing their obligations hereunder; but the Company and the Selling Shareholder shall not in any event be liable to any of the several Underwriters for damages on account of loss of anticipated profits from the sale by them of the Shares.

          The provisions of this Section 5 shall not supersede or otherwise affect any agreement that the Company and the Selling Shareholder may otherwise have for the allocation of such expenses among themselves.

     6.   CONDITIONS OF OBLIGATIONS OF THE UNDERWRITERS.
          ---------------------------------------------

          The several obligations of the Underwriters to purchase the Firm Shares on the Closing Date and the Option Shares, if any, on the Option Closing Date are subject to the accuracy, as of the Closing Date or the Option Closing Date, as the case may be, of the representations and warranties of the Company and the Selling Shareholder contained herein, and to the performance by the Company and the Selling Shareholder of their covenants and obligations hereunder and to the following additional conditions:

         (a) The Registration Statement and all post-effective amendments thereto shall have become effective and any and all filings required by Rule 424 and Rule 430A of the Act shall have been made within the applicable time period prescribed by, and in compliance with, the Rules and Regulations, and any request of the Commission for additional information (to be included in the Registration Statement or otherwise) shall have been disclosed to the Representatives and complied with to their reasonable satisfaction. No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been taken or, to the knowledge of the Company or the Selling
Shareholder, shall be threatened by the Commission and no injunction, restraining order or order of any nature by a Federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance of the Shares.

         (b) The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, the opinion of Pillsbury Winthrop LLP, counsel for the Company, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters (and stating that it may be relied upon by counsel to the Underwriters) substantially in the form of Exhibit B hereto.

         (c) The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, the opinion of Frank W. Hogan, Esq., general counsel for the Company, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters (and stating that it may be relied upon by counsel to the Underwriters) substantially in the form of Exhibit C hereto.

         (d) The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, the opinion of Davis Polk & Wardwell, counsel for the Selling Shareholder, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters (and stating that it may be relied upon by counsel to the Underwriters) substantially in the form of Exhibit D hereto.

         (e) The Representatives shall have received from White & Case LLP, counsel for the Underwriters, an opinion dated the Closing Date or the Option Closing Date, as the case may be, with respect to the Registration Statement and the Prospectus and such other related matters as you may reasonably request.

         (f) You shall have received, on each of the date hereof, the Closing Date and, if applicable, the Option Closing Date, a letter dated the date hereof, the Closing Date or the Option Closing Date, as the case may be, in form and substance satisfactory to you, of Ernst & Young LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating that in their opinion the financial statements and schedules examined by them and included in the Registration Statement comply in form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations; and containing such other statements and information as is ordinarily included in accountants' "comfort letters" to Underwriters with respect to the financial statements and certain financial and statistical information contained in the Registration Statement and Prospectus.

         (g) The Representatives shall have received on the Closing Date and, if applicable, the Option Closing Date, as the case may be, a certificate or certificates of an executive officer of the Company which represents that, as of the Closing Date or the Option Closing Date, as the case may be:

         (i) No stop order suspending the effectiveness of the Registration Statement has been issued, and, to his knowledge, no proceedings for such
     purpose  have  been  taken  or  are   contemplated  or  threatened  by  the
     Commission;

         (ii)  The  representations  and warranties of the Company  contained in
     Section 1 hereof are true and correct as of the Closing Date or the Option Closing Date, as the case may be; and

         (iii) The Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied under the Underwriting Agreement at or prior to the date hereof.

         (h) The Representatives shall have received on the Closing Date and, if applicable, the Option Closing Date, as the case may be, a certificate or certificates of an authorized officer of the Selling Shareholder which represents that, as of the Closing Date or the Option Closing Date, as the case may be:

         (i) The representations and warranties of the Selling Shareholder contained in Section 1 hereof are true and correct as of the Closing Date or the Option Closing Date, as the case may be; and

         (ii) The Selling Shareholder has complied with all agreements and satisfied all conditions on its part to be performed or satisfied under the Underwriting Agreement at or prior to the date hereof.

         (i) The Representatives shall have received on the Closing Date and, if applicable, the Option Closing Date, as the case may be, a certificate or certificates of the corporate secretary of the Company, attaching a certified copy of the Company's Certificate of Incorporation, By laws, resolutions relating to the filing of the Registration Statement and the transactions contemplated by this Agreement, and containing specimen signatures of each officer authorized and duly appointed to sign documents and who has executed or will execute such documents, in connection with the transactions contemplated by this Agreement.

         (j) The Company shall have obtained and delivered to the Underwriters executed copies of the Primary Lockup Agreements described in Sections 4(a)(vii) and 4(a)(viii) in form and substance reasonably satisfactory to you, and such Primary Lockup Agreements shall be in full force and effect.


         (k) The Selling Shareholder shall have obtained and delivered to the Underwriters executed copies of the Selling Shareholder Lockup Agreement described in Section 4(b)(i) in form and substance reasonably satisfactory to you, and such Selling Shareholder Lockup Agreement shall be in full force and effect.

         (l) There shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.

         (m) There shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its Subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

         (n) The Shares are quoted on the Nasdaq National Market, and such quotation has not been terminated by the National Association of Securities Dealers.

         (o) The Company and the Selling Shareholder shall have furnished to the Representatives such further certificates and documents confirming the representations and warranties, covenants and conditions contained herein and related matters as the Representatives may reasonably have requested.

         The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects reasonably satisfactory to the Representatives and to White & Case LLP, counsel for the Underwriters.

         If any of the conditions hereinabove provided for in this Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the Underwriters hereunder may be terminated by the Representatives by notifying the Company and the Selling Shareholder of such termination in writing or by telegram at or prior to the Closing Date or the Option Closing Date, as the case may be.

         In  such   event,  the  Selling   Shareholder,  the   Company  and  the
Underwriters shall not be under any obligation to each other (except to the extent provided in Sections 5 and 8 hereof).

     7.  CONDITIONS OF THE OBLIGATIONS OF THE SELLING SHAREHOLDER.
         --------------------------------------------------------

         The obligations of the Selling Shareholder to sell and deliver the portion of the Shares required to be delivered as and when specified in this Agreement are subject to the conditions that at the Closing Date or the Option Closing Date, as the case may be, no stop order suspending the effectiveness of the Registration Statement shall have been issued and in effect or proceedings therefor initiated or threatened.

     8.  INDEMNIFICATION.
         ---------------

         (a)  The Company agrees:

         (1) to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which such Underwriter or any such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances in which they were made) not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or such amendment or supplement, based upon information relating to any Underwriter or the Selling Shareholder furnished to the Company in writing by the Underwriters through the Representatives or by the Selling Shareholder specifically for use in the preparation thereof; and

        (2) to reimburse each Underwriter and each such controlling person upon demand for any legal or other out-of-pocket expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage or liability, action or proceeding or in responding to a subpoena or governmental inquiry related to the offering of the Shares, whether or not such Underwriter or controlling person is a party to any action or proceeding. In the event that it is finally judicially determined that the Underwriters were not entitled to receive payments for legal and other expenses pursuant to this subparagraph, the Underwriters will promptly return all sums that had been advanced pursuant hereto.

         (b) The Selling Shareholder agrees to indemnify the Underwriters and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which such Underwriter, the Company or controlling person may become subject under the Act or otherwise to the same extent as indemnity is provided by the Company pursuant to Section 8(a) above; provided, however, that the Selling Shareholder shall be liable in each case to the extent, but only to the extent, that the untrue statement or alleged untrue statement or omission or alleged omission upon which indemnification is based was made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto based upon information relating to the Selling Shareholder furnished to the Company in writing by the Selling Shareholder expressly for use therein. In no event, however, shall the liability of any Selling Shareholder for indemnification under this Section 8(b) exceed the proceeds received by the Selling Shareholder from the Underwriters in the offering. This indemnity obligation will be in addition to any liability which the Selling Shareholder may otherwise have.

         (c) Each Underwriter severally and not jointly will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement, the Selling Shareholder, and each person, if any, who controls the Company or a Selling Shareholder within the meaning of either
Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Company or any such director, officer, Selling Shareholder or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or (ii) the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading; and will reimburse upon demand for any legal or other out-of-pocket expenses reasonably incurred by the Company or any such director, officer, Selling Shareholder or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding or in responding to a subpoena or governmental inquiry related to the offering of the Shares, whether or not such person or controlling person is a party to any action or proceeding; provided, however, that each Underwriter will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, any Preliminary Prospectus, the Prospectus or such amendment or supplement, based upon information relating to any Underwriter furnished to the Company in writing through the Representatives specifically for use in the preparation thereof. In the event that it is finally judicially determined that the Company or any such director, officer, Selling Shareholder or controlling person was not entitled to receive payments for legal and other expenses pursuant to this subparagraph, the Company or any such director, officer, Selling Shareholder or controlling person will promptly return all sums that had been advanced pursuant hereto. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

         (d) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 8, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing. No indemnification provided for in Section 8(a), (b) or (c) shall be available to any party who shall fail to give notice as provided in this Section 8(d) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of the provisions of Section 8(a), (b) or (c). In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred (or within 30 days of presentation) the fees and expenses of the counsel retained by the indemnified party in the event
(i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or
(iii) the indemnifying party shall have failed to assume the defense and employ counsel acceptable to the indemnified party within a reasonable period of time after notice of commencement of the action. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties. Such firm shall be designated in writing by you in the case of parties indemnified pursuant to Section 8(a) or (b) and by the Company and the

Selling Shareholder in the case of parties indemnified pursuant to Section 8(c). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the third and fifth sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. In addition, the indemnifying party will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding of which indemnification may be sought hereunder (whether or not any indemnified party is an actual or potential party to such claim, action or proceeding) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action or proceeding.

         (e) To the extent the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under
Section 8(a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholder on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Shareholder on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholder on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Selling Shareholder bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Shareholder on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. In no event, however, shall the liability of any Selling Shareholder for contribution under this Section 8(e) (i) exceed the proceeds received by the Selling Shareholder from the Underwriters in the offering or (ii) be for any statement, omission or information other than as based upon information relating to the Selling Shareholder furnished to the Company in writing by the Selling Shareholder expressly for use in the Registration Statement or Prospectus.

         The Company, the Selling Shareholder and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 8(e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation, and (iii) no Selling Shareholder shall be required to contribute any amount in excess of the proceeds received by the Selling Shareholder from the Underwriters in the offering. The Underwriters' obligations in this Section 8(e) to contribute are several in proportion to their respective underwriting obligations and not joint. The remedies provided for in this
Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

         (f) In any proceeding relating to the Registration Statement, any Preliminary Prospectus, the Prospectus or any supplement or amendment thereto, each party against whom contribution may be sought under this Section 8 hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party, agrees that process issuing from such court may be served upon it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join it as an additional defendant in any such proceeding in which such other contributing party is a party.

         (g) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this
Section 8 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 8 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Company, its directors or officers or any persons controlling the Company, (ii) acceptance of any Shares and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to any Underwriter, or any person controlling any Underwriter, or to the Company, its directors or officers, or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 8.

         (h) The provisions of this Section 8 shall not supersede or otherwise affect any agreement that the Company and the Selling Shareholder may otherwise have for the allocation of indemnification and contribution among themselves. For avoidance of doubt, the Company and the Selling Shareholder agree as between themselves that the provisions of the Stockholders Agreement dated as of December 21, 1993, as amended, between themselves and the other parties thereto, including without limitation Sections 2.8 and 2.9 thereof, apply with respect to the offering and Registration Statement and Prospectus contemplated by this Agreement.


     9.  DEFAULT BY UNDERWRITERS.
         -----------------------

         If on the Closing Date or the Option Closing Date, as the case may be, any Underwriter shall fail to purchase and pay for the portion of the Shares which such Underwriter has agreed to purchase and pay for on such date (otherwise than by reason of any default on the part of the Company or a Selling Shareholder), you, as Representatives of the Underwriters, shall use your reasonable efforts to procure within 36 hours thereafter one or more of the other Underwriters, or any others, to purchase from the Selling Shareholder such amounts as may be agreed upon and upon the terms set forth herein, the Shares which the defaulting Underwriter or Underwriters failed to purchase. If during such 36 hours you, as such Representatives, shall not have procured such other Underwriters, or any others, to purchase the Shares agreed to be purchased by the defaulting Underwriter or Underwriters, then (a) if the aggregate number of Shares with respect to which such default shall occur does not exceed 10% of the Shares to be purchased on the Closing Date or the Option Closing Date, as the case may be, the other Underwriters shall be obligated, severally, in proportion to the respective numbers of Shares which they are obligated to purchase hereunder, to purchase the Shares which such defaulting Underwriter or Underwriters failed to purchase, or (b) if the aggregate number of Shares with respect to which such default shall occur exceeds 10% of the Shares to be purchased on the Closing Date or the Option Closing Date, as the case may be, the Selling Shareholder or you as the Representatives of the Underwriters will have the right, by written notice given within the next 36-hour period to the parties to this Agreement, to terminate this Agreement without liability on the part of the non-defaulting Underwriters or of the Company or of any Selling Shareholder except to the extent provided in Sections 5 and 8 hereof. In the event of a default by any Underwriter or Underwriters, as set forth in this
Section 9, the Closing Date or Option Closing Date, as the case may be, may be postponed for such period, not exceeding seven days, as you, as Representatives, may determine in order that the required changes in the Registration Statement or in the Prospectus or in any other documents or arrangements may be effected. The term "Underwriter" includes any person substituted for a defaulting Underwriter. Any action taken under this Section 9 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     10. NOTICES.
         -------

         All communications hereunder shall be in writing and, except as otherwise provided herein, will be mailed, delivered, telecopied or telegraphed and confirmed as follows: if to the Underwriters, to:

          Deutsche Banc Alex. Brown Inc.

          One South Street
          Baltimore, Maryland 21202
          Attention: Syndicate Manager,

          with copies to:

          Deutsche Banc Alex. Brown Inc.
          31 West 52nd Street
          New York, New York 10019
          Attention: General Counsel; and

          White & Case LLP
          1155 Avenue of the Americas
          New York, New York 10036
          Attention: Priscilla Almodovar;

if to the Company, to:

          Silgan Holdings Inc.
          4 Landmark Square
          Stamford, Connecticut 06901
          Attention: Frank W. Hogan,

          with a copy to:

          Pillsbury Winthrop LLP
          695 East Main Street
          Stamford, Connecticut 60901
          Attention: Robert J. Rawn, Esq.

if to the Selling Shareolders, to:

          Morgan Stanley Private Equity
          1221 Avenue of the Americas
          33rd Floor
          New York, New York 10036
          Attention:
          with a copy to:

          Davis Polk & Wardwell
          450 Lexington Avenue
          New York, New York  10017
          Attention: Carole Schiffman

     11.  TERMINATION.
          -----------

         This Agreement may be terminated by you by notice to the Company and the Selling Shareholder:

         (a) at any time prior to the Closing Date or any Option Closing Date (if different from the Closing Date and then only as to Option Shares) if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change or any development involving a prospective material adverse change in or affecting the earnings, business, properties, assets, operations, condition (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole, whether or not arising in the ordinary course of business, (ii) any outbreak or escalation of hostilities or declaration of war or national emergency or other national or international calamity or crisis or change in economic or political conditions if the effect of such outbreak, escalation, declaration, emergency, calamity, crisis or change on the financial markets of the United States would, in your judgment, make it impracticable or inadvisable to market the Shares or to enforce contracts for the sale of the Shares, (iii) suspension of trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market or limitation on prices (other than limitations on hours or numbers of days of trading) for securities on either such Exchange, (iv) the enactment, publication, decree or other promulgation of any statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects or may materially and adversely affect the business or operations of the Company, (v) the declaration of a banking moratorium by United States or New York State authorities, (vi) any downgrading, or placement on any watch list for possible downgrading, in the rating of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Exchange Act),
(vii) the suspension of trading of the Company's common stock by the Nasdaq National Market, the Commission, or any other governmental authority, or (viii) the taking of any action by any governmental body or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the securities markets in the United States; or

         (b)  as provided in Sections 6 and 9 of this Agreement.

     12. SUCCESSORS.
         ----------

         This Agreement has been and is made solely for the benefit of the Underwriters, the Company and the Selling Shareholder and their respective successors, executors, administrators, heirs and assigns, and the officers, directors and controlling persons referred to herein, and no other person will have any right or obligation hereunder. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign merely because of such purchase.

     13. INFORMATION PROVIDED BY UNDERWRITERS AND SELLING SHAREHOLDER.
         ------------------------------------------------------------

         (a) The Company, the Selling Shareholder and the Underwriters acknowledge and agree that the only information furnished or to be furnished by any Underwriter to the Company for inclusion in any Prospectus or the Registration Statement consists of the information set forth in the last sentence of the ninth paragraph, in the first sentence of the sixteenth paragraph and in the third, tenth, twelfth, thirteenth and seventeenth paragraphs under the caption "Plan of Distribution" in the Prospectus.

         (b) The Company, the Selling Shareholder and the Underwriters acknowledge and agree that the only information furnished or to be furnished by the Selling Shareholder to the Company for inclusion in any Prospectus or Registration Statement consists of the information referring to the Selling Shareholder under the caption "Principal Stockholders and Selling Stockholder" in the Prospectus.

     14. MISCELLANEOUS.
         -------------

         The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of (a) any termination of this Agreement, (b) any investigation made by or on behalf of any Underwriter or controlling person thereof, or by or on behalf of the Company or its directors or officers and (c) delivery of and payment for the Shares under this Agreement.

         This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

         The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

         If the foregoing letter is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Selling Shareholder, the Company and the several Underwriters in accordance with its terms.

         Any person executing and delivering this Agreement as Attorney-in-Fact for a Selling Shareholder represents by so doing that he has been duly appointed as Attorney-in-Fact by the Selling Shareholder pursuant to a validly existing and binding Power of Attorney which authorizes such Attorney-in-Fact to take such action.

                           Very truly yours,

                           SILGAN HOLDINGS INC.

                           By  /s/ D. Greg Horrigan
                               -------------------------------------------------
                               Name:   D. Greg Horrigan
                               Title:  President and Co-Chief Executive Officer


                           THE MORGAN STANLEY LEVERAGED
                           EQUITY FUND II, L.P.

                           By:  Morgan Stanley Leveraged Equity
                                Fund II, Inc., as general partner


                           By  /s/ Leigh J. Abramson
                               -------------------------------------------------
                               Name:   Leigh J. Abramson
                               Title:  Vice President


The foregoing Underwriting Agreement
is hereby confirmed and accepted as
of the date first above written.

DEUTSCHE BANC ALEX. BROWN INC.
MORGAN STANLEY & CO. INCORPORATED

As Representatives of the several
Underwriters listed on Schedule I

By: Deutsche Banc Alex. Brown Inc.

By: /s/ David S. Bailey
    -----------------------------------
        Authorized Officer

By:  Morgan Stanley & Co. Incorporated

By:  /s/ Todd J. Singer
     -----------------------------------
         Authorized Officer

                                                                     SCHEDULE I
                                                                     ----------


                            SCHEDULE OF UNDERWRITERS
                            ------------------------

Number of Firm Shares                       Number of Firm Shares
Underwriter to be Purchased                 to be Purchased
---------------------------                 ---------------

Deutsche Banc Alex. Brown Inc.              1,640,000
Morgan Stanley & Co. Incorporated           1,640,000
Salomon Smith Barney Inc.                     820,000
                                            ---------
     Total                                  4,100,000
                                            ---------

                                                                      EXHIBIT A
                                                                      ---------



                                          LIST OF SUBSIDIARIES
                                           --------------------

Name of Subsidiary                              Jurisdiction of Organization        Percent
------------------                              ----------------------------        -------
                                                                                    Owned
                                                                                    -------

Silgan Containers Corporation                   Delaware                            100%
Silgan Containers Manufacturing Corporation     Delaware                            100%
Silgan LLC                                      Delaware                            100%
Silgan Corporation                              Delaware                            100%
Silgan Can Company                              Delaware                            100%
Silgan Plastics Corporation                     Delaware                            100%
RXI Plastics, Inc.                              Delaware                            100%
827599 Ontario Inc.                             Ontario, Canada                     100%
Silgan Plastics Canada Inc.                     Ontario, Canada                     100%
828745 Ontario Inc.                             Ontario, Canada                     100%



                                                                      EXHIBIT B
                                                                      ---------

                     FORM OF PILLSBURY WINTHROP LLP OPINION
                     --------------------------------------


        (i) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement; each of Silgan Containers Corporation, Silgan Containers Manufacturing Corporation, Silgan LLC, Silgan Corporation, Silgan Can Company, Silgan Plastics Corporation and RXI Plastics, Inc., each, a Delaware corporation (collectively, the "U.S. Subsidiaries") has been duly organized and is validly existing as a corporation or limited liability company in good standing under the laws of the jurisdiction of its organization, with corporate or limited liability company power and authority to own or lease its properties and conduct its business as described in the Registration Statement; and the outstanding shares of capital stock of each of the U.S. Subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable and are owned by the Company or a U.S. Subsidiary; and the outstanding shares of capital stock of each of the U.S. Subsidiaries is owned free and clear of all liens, encumbrances and equities and claims, and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into any shares of capital stock or of ownership interests in the U.S. Subsidiaries are outstanding, other than the pledges of such capital stock existing on the date hereof made in connection with the (a) the Credit Agreement, dated as of July 29, 1997, as amended, among the Company, Silgan Containers Corporation, Silgan Plastics Corporation, certain other subsidiaries of any of them, various banks, Bankers Trust Company, as Administrative Agent and as a Co-Arranger, Bank of America National Trust & Savings Association, as Syndication Agent and as a Co-Arranger, Goldman Sachs Credit Partners L.P., as Co-Documentation Agent and as a Co-Arranger, and Morgan Stanley Senior Funding, Inc., as Co-Documentation Agent and as Co-Arranger (the "Credit Agreement"); (b) the Credit Agreement dated as of December 19, 1997 by and among Silgan Plastics Canada Inc., as Borrower, the financial institutions listed on the signature pages thereto, as lenders, BT Bank of Canada as Administrative Agent and BT Bank of Canada, Bank of America Canada and Canadian Imperial Bank of Commerce as Co-Arrangers (the "Canadian Credit Agreement"); and (c) the Pledge and Rights Agreement dated as June 1, 1998, by and among Campbell Soup Company, Silgan Containers Corporation, Silgan Corporation and Silgan Can Company (the "Campbell Pledge Agreement").

        (ii) The Company has an authorized capitalization as set forth under the caption "Capitalization" in the Prospectus; the outstanding shares of the Company's Common Stock, including the Shares to be sold by the Selling Shareholder, have been duly authorized and validly issued and are fully paid and non-assessable; all of the Shares conform to the description thereof contained in the Prospectus; and, to such counsel's knowledge, no preemptive rights of stockholders exist with respect to any of the Shares or the sale thereof.

        (iii)  Except  as   described  in  the  Prospectus, to  such  counsel's
knowledge, there are no outstanding securities of the Company convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of capital stock of the Company and there are no outstanding or authorized options, warrants or rights of any character obligating the Company to issue any shares of its capital stock or any securities convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of such stock; and, to such counsel's knowledge,

                                                                      EXHIBIT B
                                                                         Page 2



except as described in the Prospectus, no holder of any securities of the Company or any other person has the right, contractual or otherwise, which has not been satisfied or effectively waived, to cause the Company to sell or otherwise issue to them, or to permit them to underwrite the sale of, any of the Shares or the right to have any Common Shares or other securities of the Company included in the Registration Statement or the right, as a result of the filing of the Registration Statement, to require registration under the Act of any shares of Common Stock or other securities of the Company.

        (iv) The Registration Statement has become effective under the Act and, to the knowledge of such counsel, no stop order proceedings with respect thereto have been instituted or are pending or threatened under the Act. Any filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required under Rule 424(b).

        (v) The Registration Statement, the Prospectus and each amendment or supplement thereto (in each case excluding the documents incorporated by reference therein) comply as to form in all material respects with the requirements of the Act and the applicable rules and regulations thereunder (except that such counsel need express no opinion as to the financial statements and related schedules included or incorporated by reference therein). Each document incorporated by reference in the Registration Statement, the Prospectus or any further amendment or supplement thereto made by the Company prior to the Closing Date, when it became effective or was filed with the Commission, as the case may be, appeared on its face to comply as to form in all material respects with the requirements of the Exchange Act and the applicable rules and regulations thereunder (except that such counsel need express no opinion as to the financial statements and related schedules included or incorporated by reference therein).

        (vi) The statements (A) under the captions "Description of Capital Stock", "Shares Eligible for Future Sale" (solely to the extent such statements constitute a summary of Rule 144) and "Plan of Distribution" (solely to the extent such statements relate to the Underwriting Agreement) in the Prospectus and (B) in the Registration Statement in Item 15, insofar as such statements constitute a summary of documents referred to therein or matters of law, are accurate in all material respects.

        (vii) Such counsel knows of no material legal or governmental proceedings pending against the Company or any of the U.S. Subsidiaries which, if determined adversely to the Company or any of its U.S. Subsidiaries would individually or in the aggregate, have a material adverse effect on the current or future consolidated financial position, stockholders' equity or results of operations of the Company except as set forth in the Prospectus.

        (viii) The execution and delivery of this Agreement and the consummation of the transactions herein contemplated do not and will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, the Certificate of Incorporation or By-Laws of the Company, or any indenture, mortgage, deed of trust or other agreement or instrument filed as an exhibit to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, to which the Company or any of the U.S. Subsidiaries is a party or by which the Company or

                                                                      EXHIBIT B
                                                                         Page 3





any of the U.S. Subsidiaries may be bound or any judgment, order or decree, known to such counsel, of any governmental body, agency or court having jurisdiction over the Company or any U.S. Subsidiary.

        (ix) This Agreement has been duly authorized, executed and delivered by the Company.

        (x) The Company is not, and will not become, as a result of the sale of the Shares in the offering contemplated by this Agreement, required to register as an investment company under the 1940 Act, assuming that The Morgan Stanley Leveraged Equity Fund II, L.P. is not an "investment company" and is not "controlled" by an "investment company."

        In addition to the matters set forth above, such opinion shall also include a statement to the effect that, except for the opinion in paragraph (vi) above, nothing has come to the attention of such counsel which leads them to believe that (i) the Registration Statement (including the documents incorporated by reference therein), at the time it became effective under the Act (including the information deemed to be a part of the Registration Statement at the time it became effective pursuant to Rule 430A under the Act) contained an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) the Prospectus, or any supplement thereto (including the documents incorporated by reference therein) as of its date and as of the Closing Date (or the Option Closing Date, as applicable) contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that such counsel need express no view as to financial statements and schedules and other financial data therein). With respect to such statement, Pillsbury Winthrop LLP may state that their belief is based upon the procedures set forth therein, but is without independent check and verification.

                                                                      EXHIBIT C
                                                                      ---------




                     FORM OF OPINION OF FRANK W. HOGAN, ESQ.
                     ---------------------------------------

        The Company and each of the U.S. Subsidiaries are duly qualified to transact business in the respective jurisdictions set forth on Annex A hereto.

                                                                      EXHIBIT D
                                                                      ---------






                      FORM OF DAVIS POLK & WARDWELL OPINION
                      -------------------------------------

        (i) The Agreement has been duly executed and delivered by or on behalf of the Selling Stockholder, the Selling Stockholder has full right, power and authority under its Limited Partnership Agreement to sell, assign, transfer and deliver the Shares to be sold by the Selling Shareholder under the Agreement and the sale of the Shares to be sold by the Selling Stockholder under the Agreement and the compliance by the Selling Stockholder with all of the provisions of this Agreement and the consummation of the transactions therein contemplated will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any New York or federal statute or regulation that in such counsel's experience is normally applicable to Delaware limited partnerships in relation to transactions of the type contemplated by the Agreement (except that no opinion need be expressed in respect of the Investment Company Act of 1940, as amended, or the Investment Advisors Act of 1940, as amended), nor will such action result in any violation of the provisions of the Limited Partnership Agreement of the Selling Stockholder.

        (ii) No consent, approval, authorization or order of any New York or federal court or governmental agency or body is required in connection with the sale of the Shares by the Selling Stockholder thereunder, except such as may be required under the Securities Act of 1933, as amended, and under state securities or Blue Sky laws in connection with the purchase and distribution of such Shares by the Underwriters.

        (iii) Upon payment for the Shares to be sold by the Selling Stockholder to each of the several Underwriters as provided in the Underwriting Agreement, the delivery of the Shares to Cede & Co. ("Cede") or such other nominee as may be designated by the Depository Trust Company ("DTC"), the registration of the Shares in the name of Cede or such other nominee and the crediting of the Shares on the records of DTC to security accounts in the name of such Underwriter (assuming that neither DTC nor such Underwriter has notice of any adverse claim (as such phrase is defined in Section 8-105 of the Uniform Commercial Code as in effect in the State of New York (the "UCC")) to the Shares or any security entitlement in respect thereof), (A) DTC shall be a "protected purchaser" of the Shares within the meaning of Section 8-303 of the UCC, (B) under Section 8-501 of the UCC, such Underwriter will acquire a security entitlement in respect of the Shares and (C) no action based on any "adverse claim" (as defined in Section 8-102 of the UCC) to such security entitlement may be asserted against such Underwriter; it being understood that for purposes of this opinion, we have assumed that when such payment, delivery and crediting occur, (x) the Shares will have been registered in the name of Cede or such other nominee as may be designated by DTC, in each case on the Company's share registry in accordance with its certificate of incorporation, bylaws and applicable law, (y) DTC will be a "securities intermediary" within the meaning of Section 8-102 of the UCC and (z) appropriate entries to the securities account or accounts in the name of such Underwriter on the records of DTC will have been made pursuant to the UCC.

        In rendering such opinion, such counsel may state that (1) the foregoing opinion is limited to the laws of the State of New York, the Delaware limited partnership statute and the federal laws of the United States, (2) they express no opinion with respect to the Investment Company Act of 1940, as amended, or the Investment Advisors Act of 1940, as amended, and (3)

                                                                      EXHIBIT D
                                                                         Page 2




in rendering the opinion in subparagraph (iii) such counsel may rely upon a certificate of the Selling Stockholder in respect of matters of fact as to ownership of, and liens, encumbrances, equities or claims on the Shares sold by the Selling Stockholder.